Exhibit 10.71

SEVENTH AMENDMENT
TO
CREDIT AGREEMENT
dated as of
January 17, 2013
among

SOLANA RESOURCES LIMITED,
as Borrower,

GRAN TIERRA ENERGY INC.,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Global Coordinator,

and
The Lenders Party Hereto

LEGAL_US_W # 73933737.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”) dated as of January 17, 2013, is among SOLANA RESOURCES LIMITED, a corporation duly formed and existing under the laws of the Province of Alberta, Canada (the “Borrower”); GRAN TIERRA ENERGY INC., a corporation formed and existing under the laws of the State of Nevada (the “Parent”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) and as global coordinator; and the undersigned Lenders.
R E C I T A L S
A.    The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 30, 2010, as amended by that certain First Amendment to Credit Agreement dated as of August 31, 2010, that certain Second Amendment to Credit Agreement dated as of November 5, 2010, that certain Third Amendment to Credit Agreement dated as of January 20, 2011, that certain Fourth Amendment to Credit Agreement dated as of February 14, 2011, that certain Fifth Amendment to Credit Agreement dated as of May 18, 2012, and that certain Sixth Amendment to Credit Agreement dated as of October 9, 2012, among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
B.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this Seventh Amendment refer to Sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Section 9.16. Section 9.16 is hereby amended and restated in its entirety to read as follows:
Section 9.16    Swap Agreements. The Parent will not, and will not permit any Subsidiary to, enter into any Swap Agreements with any Person other than (a) Swap Agreements entered into by the Parent or the Borrower in respect of commodities (i) with an Approved Counterparty and (ii) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, 85% of the reasonably anticipated projected production from proved, developed, producing Oil and Gas Properties of the Parent and the Subsidiaries for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately; (b) Swap Agreements entered into by the Parent or the Borrower in respect of interest rates with an Approved Counterparty, as follows: (i) Swap Agreements effectively converting interest rates from fixed to floating, the notional amounts of which (when aggregated with all other Swap Agreements of the Parent and the Borrower then in effect effectively converting interest rates from fixed to floating) do not

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exceed 50% of the then outstanding principal amount of the Parent’s or Borrower’s Debt for borrowed money which bears interest at a fixed rate and (ii) Swap Agreements entered into by the Parent or the Borrower effectively converting interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Parent and the Borrower then in effect effectively converting interest rates from floating to fixed) do not exceed 100% of the then outstanding principal amount of the Parent’s Debt for borrowed money which bears interest at a floating rate; and (c) Swap Agreements in respect of foreign exchange and currency option transactions with an Approved Counterparty providing for (1) the purchase by the Borrower or any Guarantor of an agreed amount of Colombian Pesos in exchange for the sale by the Borrower or such Guarantor of an agreed amount of US Dollars (or entitling the Borrower or such Guarantor to purchase at a strike price a specified quantity of Colombian Pesos and to sell at the strike price a specified quantity of US Dollars) and (2) the purchase by the Borrower or any Guarantor of an agreed amount of US Dollars in exchange for the sale by the Borrower or such Guarantor of an agreed amount of Colombian Pesos (or entitling the Borrower or such Guarantor to purchase at a strike price a specified quantity of US Dollars and to sell at the strike price a specified quantity of Colombian Pesos), in each case, to provide protection against fluctuations in currency values for the purpose of making tax payments by or on behalf of itself or any Subsidiary in Colombia. In no event shall any Swap Agreement contain any requirement, agreement or covenant for the Parent or any Subsidiary to post collateral or margin to secure obligations under such Swap Agreement or to cover market exposures and neither the Parent nor the Borrower will enter into any Swap Agreement unless concurrently therewith, the Parent or the Borrower (as applicable) shall have delivered to the Administrative Agent a duly executed consent and agreement of the counterparty to such Swap Agreement in form and substance satisfactory to the Administrative Agent, pursuant to which such counterparty shall (i) consent to the grant of Liens in all of the Parent’s or the Borrower’s right, title and interest in and to such Swap Agreement to secure the Indebtedness and (ii) agree to make all payments under such Swap Agreement to the Collection Account.
Section 3.    Conditions Precedent. This Seventh Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Seventh Amendment Effective Date”):
3.1    The Administrative Agent shall have received from the Lenders, the Borrower, the Parent and the Subsidiary Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Seventh Amendment signed on behalf of such Persons.
3.2     No Default shall have occurred and be continuing, after giving effect to the terms of this Seventh Amendment.
Section 4. Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Seventh Amendment, shall remain in full force and effect following the effectiveness of this Seventh Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. The Borrower and the Parent each hereby: (a) acknowledges the terms of this Seventh Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Seventh Amendment Effective Date each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Seventh

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Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Seventh Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such earlier date and (ii) no Default has occurred and is continuing.
4.3    Loan Document. This Seventh Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
4.4    Counterparts. This Seventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Seventh Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
4.5    NO ORAL AGREEMENT. THIS SEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6    GOVERNING LAW. THIS SEVENTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the date first written above.

BORROWER:    SOLANA RESOURCES LIMITED
By:     /s/ Dana Coffield
Name: Dana Coffield
Title:    President & CEO

PARENT:    GRAN TIERRA ENERGY INC.
By:     /s/ Dana Coffield
Name: Dana Coffield
Title:    President & CEO

Signature Page
Seventh Amendment to Credit Agreement

ADMINISTRATIVE AGENT:    WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By: /s/ Juan Carlos Sandoval
Name:    Juan Carlos Sandoval
Title:    Director

By:
Name:
Title:

Signature Page
Seventh Amendment to Credit Agreement

RATIFICATION AND AFFIRMATION

Each of the undersigned Guarantors hereby: (a) acknowledges the terms of this Seventh Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Seventh Amendment Effective Date (as defined in this Seventh Amendment) each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Seventh Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Seventh Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such earlier date and (ii) no Default has occurred and is continuing.

EXECUTED AS A DEED by:
SOLANA PETROLEUM EXPLORATION
(COLUMBIA) LIMITED
/s/ Cecilia Lopes Victorino
Witness
By: /s/ Julio Moreira
Name:    Julio Moreira
Title:    Director

GRAN TIERRA EXCHANGECO INC.

By:     /s/ Dana Coffield
Name:    Dana Coffield
Title:    President & CEO

EXECUTED AS A DEED by:
GRAN TIERRA ENERGY INTERNATIONAL
HOLDINGS LTD.
/s/ Cecilia Lopes Victorino
Witness
By:     /s/ Julio Moreira
Name:    Julio Moreira
Title:    Director

Signature Page
Seventh Amendment to Credit Agreement

EXECUTED AS A DEED by:
GRAN TIERRA ENERGY CAYMAN
ISLANDS INC.
/s/ Cecilia Lopes Victorino
Witness
By: /s/ Julio Moreira
Name:    Julio Moreira
Title:    Director

ARGOSY ENERGY, LLC

By: /s/ Julio Moreira
Name:    Julio Moreira
Title:    Manager

GRAN TIERRA ENERGY COLOMBIA, LTD.
By: Argosy Energy, LLC, the general partner of
Gran Tierra Energy Colombia, Ltd.

By: /s/ Julio Moreira
Name: Julio Moreira
Title:    Manager

GRAN TIERRA ENERGY BRASIL LTDA.

By:     /s/ Julio Moreira
Name: Julio Moreira
Title:    President

WITNESSES:

/s/ Cecilia Lopes Victorino____________ Name: Cecilia Lopes Victorino ID:	_____________________________ Name: ID:

Signature Page
Seventh Amendment to Credit Agreement